                                                                    EXHIBIT 21.1

                          ENTITY JURISDICTION AND TYPE


ENTITY NAME                                 JURISDICTION AND TYPE


212 Seventh Street, Inc.                    a Missouri corporation
Adlink Cable Advertising, LLC               a Delaware limited liability company
American Cable Entertainment
  Company, LLC                              a Delaware limited liability company
ARH, Ltd.                                   a Colorado corporation
Athens Cablevision, Inc.                    a Delaware corporation
Ausable Cable TV, Inc.                      a New York corporation
Bend Cable Communications, LLC              an Oregon limited liability company
Cable Equities Colorado, LLC                a Delaware limited liability company
Cable Equities of Colorado
  Management Corp.                          a Colorado corporation
Cable Systems, Inc.                         a Kansas corporation
CC 10, LLC                                  a Delaware limited liability company
CC Fiberlink, LLC                           a Delaware limited liability company
CC Holdco I, LLC                            a Delaware limited liability company
CC Michigan, LLC                            a Delaware limited liability company
CC New England, LLC                         a Delaware limited liability company
CC Systems, LLC                             a Delaware limited liability company
CC V Holdings Finance, Inc.                 a Delaware corporation
CC V Holdings, LLC                          a Delaware limited liability company
CC VI Fiberlink, LLC                        a Delaware limited liability company
CC VI Holdings, LLC                         a Delaware limited liability company
CC VI Operating, LLC                        a Delaware limited liability company
CC VI Purchasing, LLC                       a Delaware limited liability company
CC VII Fiberlink, LLC                       a Delaware limited liability company
CC VII Lease, Inc.                          a Delaware corporation
CC VII Leasing, LLC                         a Delaware limited liability company
CC VII Purchasing, LLC                      a Delaware limited liability company
CC VIII Fiberlink, LLC                      a Delaware limited liability company
CC VIII Holdings, LLC                       a Delaware limited liability company
CC VIII Operating, LLC                      a Delaware limited liability company
CC VIII Purchasing, LLC                     a Delaware limited liability company
CC VIII, LLC                                a Delaware limited liability company
CCH I, LLC                                  a Delaware limited liability company
CCH I Capital Corp.                         a Delaware corporation
CCH I Holdings, LLC                         a Delaware limited liability company
CCH I Holdings Capital Corp.                a Delaware corporation
CCH II, LLC                                 a Delaware limited liability company
CCH II Capital Corp.                        a Delaware corporation
CCHC, LLC                                   a Delaware corporation
CCO Fiberlink, LLC                          a Delaware limited liability company
CCO Holdings, LLC                           a Delaware limited liability company
CCO Holdings Capital Corp.                  a Delaware corporation
CCO Lease, Inc.                             a Delaware corporation
CCO Leasing, LLC                            a Delaware limited liability company
CCO NR Holdings, LLC                        a Delaware limited liability company
CCO Property, LLC                           a Delaware limited liability company
CCO Purchasing, LLC                         a Delaware limited liability company
CCOH Sub, LLC                               a Delaware limited liability company
CCONR Sub, LLC                              a Delaware limited liability company
CCV.com, LLC                                a Delaware limited liability company
Cencom Cable Entertainment, LLC             a Delaware limited liability company
Central Oregon Cable Advertising, LLC       an Oregon limited liability company
CF Finance LaGrange, Inc.                   a Georgia corporation
Charlotte Cable Advertising
  Interconnect, LLC                         a Delaware limited liability company

                                                                    EXHIBIT 21.1

                          ENTITY JURISDICTION AND TYPE


ENTITY NAME                                 JURISDICTION AND TYPE


Charter Advertising of Saint Louis, LLC a Delaware limited liability company Charter Cable Operating Company, L.L.C. a Delaware limited liability company
Charter Cable Partners, L.L.C.              a Delaware limited liability company
Charter Communications Entertainment I,
  DST                                       a Delaware statutory business trust
Charter Communications Entertainment I,
  LLC                                       a Delaware limited liability company
Charter Communications Entertainment II,
  LLC                                       a Delaware limited liability company
Charter Communications Entertainment,
  LLC                                       a Delaware limited liability company
Charter Communications Holdings Capital
  Corporation                               a Delaware corporation
Charter Communications Holdings LLC         a Delaware limited liability company
Charter Communications JV, LLC              a Delaware limited liability company
Charter Communications Operating, LLC       a Delaware limited liability company
Charter Communications Operating Capital
  Corp.                                     a  Delaware corporation
Charter Communications Properties LLC       a Delaware limited liability company
Charter Communications Services, LLC        a Delaware limited liability company
Charter Communications V, LLC               a Delaware limited liability company
Charter Communications Ventures, LLC        a Delaware limited liability company
Charter Communications VI, LLC              a Delaware limited liability company
Charter Communications VII, LLC             a Delaware limited liability company
Charter Communications, LLC                 a Delaware limited liability company
Charter Distribution, LLC                   a Delaware limited liability company
Charter Fiberlink AL-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink-- Alabama, LLC            a Delaware limited liability company
Charter Fiberlink AR-CCO, LLC               a Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink AZ-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC               a Delaware limited liability company
Charter Fiberlink CA-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink CO-CCO, LLC               a Delaware limited liability company


Charter Fiberlink CO-CCVI, LLC              a Delaware limited liability company
Charter Fiberlink CT-CCO, LLC               a Delaware limited liability company
Charter Fiberlink GA-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink-- Georgia, LLC            a Delaware limited liability company
Charter Fiberlink ID-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink-- Illinois, LLC           a Delaware limited liability company
Charter Fiberlink IN-CCO, LLC               a Delaware limited liability company
Charter Fiberlink-- Kentucky, LLC           a Delaware limited liability company
Charter Fiberlink KS-CCO, LLC               a Delaware limited liability company
Charter Fiberlink KS-CCVI, LLC              a Delaware limited liability company
Charter Fiberlink LA-CCO, LLC               a Delaware limited liability company
Charter Fiberlink LA-CCVI, LLC              a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC               a Delaware limited liability company
Charter Fiberlink-- Michigan, LLC           a Delaware limited liability company
Charter Fiberlink-- Missouri, LLC           a Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC              a Delaware limited liability company
Charter Fiberlink MS-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC               a Delaware limited liability company
Charter Fiberlink NC-CCVI, LLC              a Delaware limited liability company
Charter Fiberlink NC-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink-- Nebraska, LLC           a Delaware limited liability company
Charter Fiberlink NH-CCO, LLC               a Delaware limited liability company
Charter Fiberlink NM-CCO, LLC               a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink NY-CCO, LLC               a Delaware limited liability company

                                                                    EXHIBIT 21.1

                          ENTITY JURISDICTION AND TYPE


ENTITY NAME                                 JURISDICTION AND TYPE

Charter Fiberlink NY-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC               a Delaware limited liability company
Charter Fiberlink OK-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink PA-CCO, LLC               a Delaware limited liability company
 Charter Fiberlink PA-CCVI, LLC             a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC               a Delaware limited liability company
Charter Fiberlink SC-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink-- Tennessee, LLC          a Delaware limited liability company
Charter Fiberlink TX-CCO, LLC               a Delaware limited liability company
Charter Fiberlink UT-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink VA-CCO, LLC               a Delaware limited liability company
Charter Fiberlink VA-CCVI, LLC              a Delaware limited liability company
Charter Fiberlink VA-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink VT-CCO, LLC               a Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC             a Delaware limited liability company
Charter Fiberlink-- Wisconsin, LLC          a Delaware limited liability company
Charter Fiberlink WV-CCO, LLC               a Delaware limited liability company
Charter Fiberlink WV-CCVI, LLC              a Delaware limited liability company
Charter Fiberlink, LLC                      a Delaware limited liability company
Charter Helicon, LLC                        a Delaware limited liability company
Charter Online, L.P.                        a Delaware limited partnership
Charter RMG, LLC                            a Delaware limited liability company
Charter Stores FCN, LLC                     a Delaware limited liability company
Charter Telephone of Minnesota, LLC         a Delaware limited liability company
Charter Video Electronics, Inc.             a Minnesota corporation
Chat TV, LLC                                a Delaware limited liability company
Dalton Cablevision, Inc.                    a Delaware corporation
DBroadband Holdings, LLC                    a Delaware limited liability company
Falcon Cable Communications, LLC            a Delaware limited liability company
Falcon Cable Media, a California Limited
  Partnership                               a California limited partnership
Falcon Cable Systems Company II, L.P.       a California limited partnership
Falcon Cablevision, a California Limited
  Partnership                               a California limited partnership
Falcon Community Cable, L.P.                a Delaware limited partnership
Falcon Community Ventures I, LP             a California limited partnership
Falcon First Cable of New York, Inc.        a Delaware corporation
Falcon First Cable of the Southeast, Inc.   a Delaware corporation
Falcon First, Inc.                          a Delaware corporation
Falcon Telecable,                           a California Limited
  Partnership                               a California limited partnership
Falcon Video Communications, L.P.           a California limited partnership
Helicon Group, L.P., The                    a Delaware limited partnership
Helicon Partners I, L.P.                    a Delaware limited partnership
Hometown TV, Inc.                           a New York corporation
Hornell Television Services, Inc.           a New York corporation
HPI Acquisition Co., L.L.C.                 a Delaware limited liability company
Interlink Communications Partners, LLC      a Delaware limited liability company
Long Beach, LLC                             a Delaware limited liability company
Marcus Cable Associates, L.L.C.             a Delaware limited liability company
Marcus Cable of Alabama, L.L.C.             a Delaware limited liability company
Marcus Cable, Inc.                          a Delaware limited liability company
Midwest Cable Communications, Inc.          a Minnesota corporation
Peachtree Cable TV, L.P.                    a Georgia limited partnership
Peachtree Cable T.V., LLC                   a Delaware limited liability company

                                                                    EXHIBIT 21.1

                          ENTITY JURISDICTION AND TYPE


ENTITY NAME                                 JURISDICTION AND TYPE

Plattsburgh Cablevision, Inc.               a Delaware corporation
Renaissance Media (Louisiana) LLC           a Delaware limited liability company
Renaissance Media (Tennessee) LLC           a Delaware limited liability company
Renaissance Media Capital Corporation       a Delaware limited liability company
Renaissance Media Group LLC                 a Delaware limited liability company
Renaissance Media LLC                       a Delaware limited liability company
Rifkin Acquisition Capital Corporation      a Colorado corporation
Rifkin Acquisition Partners, LLC            a Delaware limited liability company
Robin Media Group, Inc.                     a Nevada corporation
Scottsboro TV Cable, Inc.                   an Alabama corporation
Tennessee, LLC                              a Delaware limited liability company
Tioga Cable Company, Inc.                   a Pennsylvania corporation
TWC W. Ohio-- Charter Cable Advertising,
  LLC                                       a Delaware limited liability company
Vista Broadband Communications, LLC         a Delaware limited liability company
Wilcat Transmission Co., Inc.               a Delaware corporation



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